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                                                                   EXHIBIT 10.32

NOTICE OF GRANT OF STOCK OPTION                         Virage Logic Corporation
                                                        I.D. 77-0416232
                                                        46501 Landing Parkway
                                                        Fremont, CA 94538


[Name]                                                  Option Number:

[Address]                                               Plan:

                                                        ID:


Effective ________ (the "Grant Date") you have been granted a(n) Incentive Stock Option to buy ________ shares of Common Stock of Virage Logic Corporation (the "Company") under the Company's 2002 Equity Incentive Plan (the "Plan") at an exercise price of $______ per share.

The total exercise price for the shares covered by this option is $_______.

Subject to the Plan, the shares covered by this option will vest (become exercisable) as set forth below.

     Shares             Vest Type          Full Vest          Expiration
----------------    ----------------    ---------------    ----------------

                      On Vest Date

                        Monthly

                        Monthly

                        Monthly


Shares that vest "On Vest Date" will become exercisable on the date indicated under "Fully Vest." Shares that vest "Monthly" will become exercisable in equal monthly installments, each on the monthly anniversary of the date indicated under "Fully Vest."

The option expires on the date indicated in the table above under "Expiration." The option is governed by the terms of the Plan and we encourage you to carefully review the Plan, a copy of which is attached to the Notice of Grant. You should also review the Prospectus for the Plan dated _________. By signing the Notice of Grant, you accept, and agree to be bound by, all terms and conditions of the Plan and this Notice of Grant.

If you decide to purchase shares under this option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the shares. You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in sections 6.4(b), 6.4(c)(i) and (ii) of the Plan and permitted by the Administrator at the time you wish to exercise. Shares available under this option must be purchased, if at all, no later than the Expiration Date.


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Virage Logic Corporation                     Date


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[Name]                                       Date